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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): July 12, 2000


                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)



          GEORGIA                     001-13183                 56-2122873
----------------------------   -----------------------    ----------------------
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


   8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                     30350
   ----------------------------------------------                     -----
        (Address of principal executive offices)                    (Zip Code)

                                 (770) 394-6000
                                 --------------
              (Registrant's Telephone Number, including Area Code)



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ITEM 5.           OTHER EVENTS

         The Registrant is filing this Current Report on Form 8-K so as to file with the Commission its May 31, 2000 Net Asset Value report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.     Description
           99.2            May 31, 2000 Net Asset Value report



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                ROBERTS REALTY INVESTORS, INC.


Dated:   July 12, 2000          By: /s/ Charles R. Elliott
                                    -------------------------------------------
                                    Charles R. Elliott, Chief Financial Officer
                                    (The Registrant's Principal Financial and
                                    Chief Accounting Officer, who is
                                    duly authorized to sign this report)



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Exhibit Index

Exhibit No.       Description
99.2              May 31, 2000 Net Asset Value report



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